FIRST  VARIABLE  RATE  FUND  FOR  GOVERNMENT  INCOME
                   Calvert  First  Government  Money  Market  Fund
          4550  Montgomery  Avenue,  Suite  1000N,  Bethesda,  Maryland  20814

                       Statement  of  Additional  Information
                                 April  30,  2001

================================================================================
     New  Account      (800)  368-2748      Shareholder
     Information:     (301)  951-4820      Services:          (800)  368-2745
--------------------------------------------------------------------------------
     Broker           (800)  368-2746      TDD  for  the  Hearing-
     Services:        (301)  951-4850      Impaired:          (800)  541-1524
================================================================================

         This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the appropriate First Variable Rate Fund Calvert First Government Money Market Fund (the "Fund") Prospectus, dated April 30, 2001 (one prospectus is issued for Classes O, B, and C, one prospectus for Class T, and one prospectus for the Institutional Class). The Fund's audited financial statement included in its most recent Annual Report to Shareholders, are expressly incorporated by reference, and made a part of this SAI. The prospectus and the most recent shareholder report may be obtained free of charge by writing the Fund at the above address or calling the Fund, or by visiting our website at www.calvert.com.


      ------------------------------------------------------------------
                               TABLE  OF  CONTENTS

      Investment  Policies  and  Risks                                    2
      Investment  Restrictions                                          2
      Dividends  and  Distributions                                      3
      Tax  Matters                                                      3
      Net  Asset  Value                                                  4
      Calculation  of  Yield                                             5
      Advertising                                                      5
      Purchases  and  Redemption  of  Shares                               6
      Trustees  and  Officers                                            6
      Investment  Advisor                                              10
      Reimbursements                                                  10
      Administrative  Services  Agent                                   10
      Transfer  and  Shareholder  Servicing  Agents                       11
      Portfolio  Transactions                                          11
      Independent  Accountants  and  Custodians                          11
      Method  of  Distribution                                          11
      Control  Persons  and  Principal  Holders  of  Securities             12
      General  Information                                             13
      ------------------------------------------------------------------

--------------------------------------------------------------------------------
                          INVESTMENT  POLICIES  AND  RISKS
--------------------------------------------------------------------------------

         In pursuing its objective of earning the highest possible yield consistent with safety, liquidity, and preservation of capital, the Fund invests solely in debt obligations issued or guaranteed by the United States, its agencies or instrumentalities, assignments of interest in such obligations, and commitments to purchase such obligations ("U.S. Government-backed obligations"). The Fund may invest in U.S. Government-backed obligations subject to repurchase agreements with recognized securities dealers and banks.
         The Fund engages in repurchase Agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. If the seller were to become bankrupt, the Fund might realize a loss if the value of the underlying security did not equal or exceed the repurchase price. In order to minimize the risk of investing in repurchase agreements, the Fund engages in such transactions only with recognized securities dealers and banks and in all instances holds underlying securities with a value equal to the total repurchase price such dealer or bank has agreed to pay. Repurchase agreements are always for periods of less than one year and no more than 10% of the Fund's assets may be invested in repurchase agreements not terminable within seven days.
         Although all the securities purchased by the Fund are Government-backed as to principal or secured by such securities, some of the types of Government securities the Fund buys may be sold at a premium which is not backed by a Government guarantee. The premiums are amortized over the life of the security; however, if a security should default or be prepaid, the Fund could realize as a loss the unamortized portion of such premium.
         In the Government-guaranteed loan market, most purchases of new issues are made under firm (forward) commitment agreements. Purchases of long-term fixed rate debt securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. Forward commitment agreements for variable rate securities, unlike such agreements for fixed rate securities, are stable in value; the Fund's Advisor believes the risk of loss under forward commitment agreements involving variable rate obligations to be insignificant.
         All the Fund's investments maturing in more than one year will have a variable rate feature under which the yield is adjusted periodically based upon changes in money market rates such as prime. Such adjustments will be made at least semi-annually. Variable rate securities minimize the wide fluctuations in capital value that represent the traditional drawback to such long-term investments; but this also means that should interest rates decline, the amount of return paid by the Fund will decline and the Fund will forego the opportunity of capital appreciation on its portfolio securities.
         The foregoing investment objective may not be altered without the prior approval of the holders of a majority of the outstanding shares of the Fund. There is, of course, no assurance that the Fund will be successful in meeting the above investment objective.

--------------------------------------------------------------------------------
                             INVESTMENT  RESTRICTIONS
--------------------------------------------------------------------------------

FUNDAMENTAL  INVESTMENT  RESTRICTIONS
         The Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund.

(1) The Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.
(2) The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.
(3) The Fund may not issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of its total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Fund may pledge, mortgage or hypothecate its assets.
(4) The Fund may not underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with the Fund's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.
(5) The Fund may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.
(6) The Fund may not make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with the Fund's investment objective, policies and restrictions, shall not constitute the making of a loan.

NONFUNDAMENTAL  INVESTMENT  RESTRICTIONS
         The Board of Trustees has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.
(1) The Fund may not purchase common stocks, preferred stocks, warrants, or other equity securities.
(2) The Fund does not intend to make any purchases of securities if borrowing exceeds 5% of total assets.
(3)  The  Fund  may  not  sell  securities  short.
(4)  The  Fund  may  not  write  or  purchase  put  or  call  options.

--------------------------------------------------------------------------------
                           DIVIDENDS  AND  DISTRIBUTIONS
--------------------------------------------------------------------------------

         Dividends from the Fund's net investment income are declared daily and paid monthly. Net investment income consists of the interest income earned on investments (adjusted for amortization of original issue or market discount or premium), less expenses. Realized and unrealized gains and losses are not included in net investment income. Distributions of net capital gains, if any, are normally declared and paid by the Fund once a year; however, the Fund does not intend to make any such distributions from securities profits unless available loss carryovers, if any, have been used or have expired. Dividends and distributions may differ among the classes.
         Purchasers of Fund shares begin receiving dividends from the date federal funds are received by the Fund. Non-institutional purchases by bank wire received by the Fund's custodian prior to 12:30 p.m., Eastern time, represent immediately available federal funds. Shareholders redeeming shares by telephone, electronic funds transfer or written request will receive dividends through the date that the redemption request is received; shareholders redeeming shares by draft will receive dividends through the date such draft is presented to the Fund for payment.

--------------------------------------------------------------------------------
                                   TAX  MATTERS
--------------------------------------------------------------------------------

         The Fund intends to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. If for any reason it should fail to qualify, it would be taxed as a corporation, rather than passing through its income and gains to shareholders.
         Dividends of net investment income and distributions of net short-term capital gains, whether taken in cash or reinvested in additional shares, are taxable to shareholders as ordinary income and do not qualify for the dividends received deduction for corporations. Net long-term capital gain distributions, if any, will generally be includable as long-term capital gain in the gross income of shareholders who are citizens or residents of the United States. Whether such realized securities gains and losses are long-or short-term depends on the period the securities are held by the Fund, not the period for which the shareholder holds shares of the Fund.
         The Fund is required to withhold 31% of any dividends (including long-term capital gain dividends, if any) if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because of underreporting; or (c) the Fund is notified by the Internal Revenue Service that the Tin provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount of dividends withheld.

         Shareholders exempt from backup withholding include: corporations; financial institutions, tax-exempt organizations; individual retirement plans; the U.S., a state, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens also are generally not subject to backup withholding but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under section 1441 of the Internal Revenue Code. Shareholders claiming exemption from backup withholding should call or write the Fund for further information.
         Many states do not tax the portion of the Fund's dividends which is derived from interest on U.S. Government obligations. The law of the states varies concerning the tax status of dividends derived from U.S. Government obligations. Accordingly, shareholders should consult their tax advisors about the tax status of dividends and distributions from the Fund in their respective jurisdictions.

--------------------------------------------------------------------------------
                                 NET  ASSET  VALUE
--------------------------------------------------------------------------------

         The net asset value per share of the Fund, the price at which shares are redeemed (and, for Class B or C, less any applicable contingent deferred sales charge, "CDSC"), is computed by dividing the value of the Fund's total assets, less its liabilities, by the total number of shares outstanding. Net asset value is calculated separately for each class. It is determined every business day at the close of the regular session of the New York Stock Exchange (generally, 4:00 p.m. Eastern time). The Fund does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
         The Fund's assets, including securities subject to repurchase agreements, are normally valued at their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.
         Rule 2a-7 under the Investment Company Act of 1940 permits the Fund to value its assets at amortized cost if the Fund maintains a dollar-weighted average maturity of 90 days or less and only purchases obligations having remaining maturities of 13 months or less. Rule 2a-7 further requires, as a condition of its use, that the Fund invest only in obligations determined by the Trustees to be of high quality with minimal credit risks and requires the Trustees to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's investment holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or equivalents deviates from $1.00 per share. If such deviation exceeds l/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate, including: the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; the withholding of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or the establishment of a net asset value per share based upon available market quotations.

Net  Asset  Value  and  Offering  Price  Per  Share,  December  31,  2000

         Class  O  ($223,437,051/223,778,992  shares)     $1.00
                                                       =====

         Class  B  ($394,161/393,968  shares)             $1.00
                                                       =====

         Class  C  ($448,687/448,356  shares)             $1.00
                                                       =====

         Class  I  ($8,204,349/8,187,008  shares)         $1.00
                                                       =====

         Class  T  ($98,720,210/98,707,799  shares)       $1.00
                                                       =====

--------------------------------------------------------------------------------
                              CALCULATION  OF  YIELD
--------------------------------------------------------------------------------

         Yield is calculated separately by class by dividing the net change exclusive of capital changes in the value of a share during a particular base period by the net asset value per share at the beginning of such period and annualizing the result. Capital changes excluded from the calculation of yield are: (1) realized gains and losses from the sale of securities, and (2) unrealized appreciation and depreciation. The Fund's effective yield for a seven-day period is its annualized compounded average yield during the period, calculated according to the following formula:

For the seven day period ended December 31, 2000, the Fund's yield and effective yield were as follows:

                  Yield             Effective  Yield
Class  O           5.81%             5.98%
Class  B           4.54%             4.64%
Class  C           4.54%             4.64%
Class  I           6.18%             6.37%
Class  T           5.65%             5.82%

         The Fund's yield fluctuates in response to changes in interest rates and general economic conditions, portfolio quality, portfolio maturity, and operating expenses. Yield is not fixed or insured and therefore is not comparable to a savings or other similar type account. Yield during any particular time period should not be considered an indication of future yield. It is, however, useful in evaluating the Fund's performance in meeting its investment objective.

         This standardized total return for Institutional Class shares is "linked" to Class O total return. That is, Institutional Class shares have an actual inception date of September 15, 1998. However, Class O shares have an inception date of several years earlier. In the table shown in the prospectus, performance results before September 30, 1998 are for Class O. Because Class O had higher expenses, its performance was lower than the Institutional Class would have realized in the same period. Nonstandardized total return for Institutional Class shares may also be shown from the actual Institutional Class inception date;
this  figure  is  not  linked  to  Class  O  total  return.

--------------------------------------------------------------------------------
                                   ADVERTISING
--------------------------------------------------------------------------------

         The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples or securities that may have been considered for inclusion in the Fund, whether held or not.
         The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, The Wall Street Journal, and Schabacker Investment Management, Inc. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping.

The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its Advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.
         Calvert is the nation's leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, December 31, 2000). Calvert was also the first to offer a family of socially responsible mutual fund portfolios.

--------------------------------------------------------------------------------
                       PURCHASES  AND  REDEMPTION  OF  SHARES
--------------------------------------------------------------------------------

         Share certificates will not be issued unless requested in writing by the investor. No certificates will be issued for fractional shares (see Prospectus, "How to Sell Your Shares"). Certain Class B and C Shares may be subject to a contingent deferred sales charge which is subtracted from the redemption proceeds (See Prospectus, "Calculation of Contingent Deferred Sales Charge").
         Class O shareholders wishing to use the draft writing service should complete the signature card enclosed with the Investment Application. The draft writing service is not available for Class B, C, I, or T Shares. The draft writing service will be subject to the customary rules and regulations governing checking accounts, and the Fund reserves the right to change or suspend the service. Generally, there is no charge to you for the maintenance of this service or the clearance of drafts, but the Fund reserves the right to charge a service fee for drafts returned for uncollected or insufficient funds, and will charge $25 for stop payments. As a service to shareholders, the Fund may automatically transfer the dollar amount necessary to cover drafts you have written on the Fund to your Fund account from any other of your identically registered accounts in Calvert money market funds or Calvert Insured Plus. The Fund may charge a fee for this service.
         When a payable through draft is presented to the Custodian for payment, a sufficient number of full and fractional shares from the shareholder's account to cover the amount of the draft will be redeemed at the net asset value next determined. If there are insufficient shares in the shareholder's account, the draft may be returned. Drafts presented for payment which would require the redemption of shares purchased by check or electronic funds transfer within the previous 10 business days may not be honored.
         Existing shareholders, other than Class T, who at any time desire to arrange for the telephone redemption procedure, or to change instructions already given, must send a written notice to Calvert Group, P.O. Box 219544, Kansas City, MO 64121-9544, with a voided copy of a check for the bank wiring instructions to be added. If a voided check does not accompany the request, then the request must be signature guaranteed by a commercial bank, savings and loan association, trust company, member firm of any national securities exchange, or credit union. Further documentation may be required from corporations, fiduciaries, and institutional investors. Class T shareholders should contact their broker, The Advisors Group, Ltd.
         The right of redemption may be suspended or the date of payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency exists, as determined by the SEC, or if the Commission has ordered such a suspension for the protection of shareholders. Redemption proceeds are normally mailed or wired no later than the next business day after a proper redemption request has been received, unless redemptions have been suspended or postponed as described above.

--------------------------------------------------------------------------------
                              TRUSTEES  AND  OFFICERS
--------------------------------------------------------------------------------

                              trustees  and  officers
                              ---------------------

     The Fund's Board of Trustees/Directors supervises the Fund's activities and reviews its contracts with companies that provide it with services.
     RICHARD L. BAIRD, JR., Trustee/Director. Mr. Baird is Executive Vice President for the Family Health Council, Inc. in Pittsburgh, Pennsylvania, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services. Mr. Baird is a Trustee/Director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc., Calvert Impact Fund, Inc. and Calvert World Values Fund, Inc. DOB: 05/09/48.
     Frank H. Blatz, Jr., Esq., Trustee/Director. Mr. Blatz is an attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A. Mr. Blatz is a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Municipal Fund, Inc. and Calvert Variable Series, Inc. DOB: 10/29/35.
     CHARLES E. DIEHL, Trustee/Director. Mr. Diehl is a self-employed consultant and is Vice President and Treasurer Emeritus of the George Washington University. He has retired from University Support Services, Inc. of Herndon, Virginia. Formerly, he was a Director of Acacia Mutual Life Insurance Company. Mr. Diehl is a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Municipal Fund, Inc. and Calvert Variable Series, Inc. DOB: 10/13/22.
     DOUGLAS E. FELDMAN, M.D., Trustee/Director. Dr. Feldman is managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America. Dr. Feldman is a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, and Calvert Tax-Free Reserves, and Calvert
Municipal  Fund,  Inc.  DOB:  05/23/48.
     PETER W. GAVIAN, CFA, ASA, Trustee/Director. Since 1976 Mr. Gavian has been President of Corporate Finance of Washington, Inc., an investment banking firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation). Mr. Gavian is also a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, Calvert Tax-Free Reserves, and Calvert Municipal Fund, Inc. DOB: 12/08/32.
     JOHN G. GUFFEY, JR., Trustee/Director. Mr. Guffey is Treasurer and Director of Calvert Ventures, LLC (formerly, Silby, Guffey, and Co., Inc.) a venture capital firm, and a director of Ariel Funds and Groupserve, Inc. Mr. Guffey also serves on all Calvert Fund Boards except Calvert Variable Series and Calvert Impact Fund, Inc. DOB: 05/15/48.
     Mr. Guffey has been advised that the Securities and Exchange Commission ("SEC") has entered an order against him relating to his former service as a director of Community Bankers Mutual Fund, Inc. This fund is not connected with any Calvert Fund or the Calvert Group and ceased operations in September, 1994. Mr. Guffey consented to the entry of the order without admitting or denying the findings in the order. The order contains findings that (1) the Community Bankers Mutual Fund's prospectus and statement of additional information were materially false and misleading because they misstated or failed to state material facts concerning the pricing of fund shares and the percentage of illiquid securities in the fund's portfolio and that Mr. Guffey, as a member of the fund's board, should have known of these misstatements and therefore violated the Securities Act of 1933; (2) the price of the fund's shares sold to the public was not based on the current net asset value of the shares, in violation of the Investment Company Act of 1940 (the "Investment Company Act"); and (3) the board of the fund, including Mr. Guffey, violated the Investment Company Act by directing the filing of a materially false registration statement. The order directed Mr. Guffey to cease and desist from committing or causing future violations and to pay a civil penalty of $5,000. The SEC placed no restrictions on Mr. Guffey's continuing to serve as a Trustee or Director of mutual funds.
     *BARBARA J. KRUMSIEK, President and Trustee/Director. Ms. Krumsiek serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and Trustee/Director of each of its subsidiaries. She is a Trustee/Director of each of the investment companies in the Calvert Group of Funds. Prior to joining Calvert Group in 1997, Ms. Krumsiek served as a Managing Director of Alliance Fund Distributors, Inc. DOB: 08/09/52.
     M. CHARITO KRUVANT, Trustee/Director. Ms. Kruvant is President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development. Ms. Kruvant is a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Municipal Fund, Inc., Calvert Variable Series, Inc. and Acacia Federal Savings Bank. DOB: 12/08/45.
     ARTHUR J. PUGH, Trustee/Director. Mr. Pugh is a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Municipal Fund, Inc. and Calvert Variable Series, Inc., and Acacia Federal Savings Bank. DOB: 09/24/37.
     *DAVID R. ROCHAT, Senior Vice President and Trustee/Director. Mr. Rochat is Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc. He is the Senior Vice President and Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable
Rate  Fund,  Calvert  Tax-Free  Reserves,  and Calvert Municipal Fund, Inc. DOB:
10/07/37.
     *D. WAYNE SILBY, Esq., Trustee/Director. Mr. Silby is President of Calvert Social Investment Fund. Mr. Silby is also Executive Chairman of Group Serve, Inc., an internet company focused on community building collaborative tools. Mr. Silby is a Trustee/Director of all Calvert Group Funds except Calvert Variable Series, Inc. He is also an officer and director of Calvert Ventures, LLC, and a director of Ameritas Acacia Mutual Life Insurance Company. DOB: 7/20/48.
     RENO J. MARTINI, Senior Vice President. Mr. Martini is a director and Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc. Mr. Martini is also a director and President of Calvert-Sloan Advisers, L.L.C. DOB: 1/13/50.
     RONALD M. WOLFSHEIMER, CPA, Treasurer. Mr. Wolfsheimer is Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and its subsidiaries and an officer of each of the other investment companies in the Calvert Group of Funds. Mr. Wolfsheimer is Vice President and Treasurer of Calvert-Sloan Advisers, L.L.C., and a director of Calvert Distributors, Inc.
DOB:  07/24/47.
     WILLIAM M. TARTIKOFF, Esq., Vice President and Secretary. Mr. Tartikoff is an officer of each of the investment companies in the Calvert Group of Funds, and is Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd., and each of its subsidiaries. Mr. Tartikoff is also Vice President and Secretary of Calvert-Sloan Advisers, L.L.C., a director of Calvert Distributors, Inc., and is an officer of Acacia National Life Insurance Company. DOB:
08/12/47.
     DANIEL K. HAYES, Vice President. Mr. Hayes is Vice President of Calvert Asset Management Company, Inc., and is an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 09/09/50.
     SUSAN WALKER BENDER, Esq., Assistant Secretary. Ms. Bender is Associate General Counsel of Calvert Group, Ltd. and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds.
DOB:  01/29/59.
     IVY WAFFORD DUKE, Esq., Assistant Secretary. Ms. Duke is Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert Group in 1996, Ms. Duke had been an Associate in the Investment Management Group of the Business and Finance Department at Drinker Biddle & Reath since 1993. DOB: 09/07/68.
     VICTOR FRYE, Esq., Assistant Secretary and Compliance Officer. Mr. Frye is Counsel and Compliance Officer of Calvert Group, Ltd. Prior to joining Calvert Group in 1999, Mr. Frye had been Counsel and Manager of the Compliance Department at The Advisors Group since 1986 DOB: 10/15/58.
     JENNIFER STREAKS, Esq., Assistant Secretary. Ms. Streaks is Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert Group in 1999, Ms. Streaks had been a Regulatory Analyst in the Market Regulation Department of the National Association of Securities Dealers since 1997. Prior to this, Ms. Streaks had been a law clerk to the Honorable Maurice Foley at the U.S. Tax Court for the year since graduating from Howard University School of Law, where she was a student 1993-1996.
DOB:  08/02/71.
     MICHAEL V. YUHAS JR., CPA, Controller of Funds. Mr. Yuhas is the Director of Fund Administration of Calvert Group, Ltd., and an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 08/04/61.
     HUI PING HO, CPA. Ms. Hui Ping Ho is the Assistant Treasurer of both Calvert Group, Ltd. and the Funds. DOB: 07/06/68
     The address of directors and officers, unless otherwise noted, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Trustees/Directors and officers of the Fund as a group own less than 1% of the Fund's outstanding shares. Trustees/Directors marked with an *, above, are "interested persons" of the Fund, under the Investment Company Act of 1940.
     The Audit Committee of the Board is composed of Messrs. Baird, Blatz, Feldman, Guffey and Pugh and Ms. Kruvant. The Board's Investment Policy
Committee  is  composed  of  Messrs.  Diehl,  Gavian,  Rochat  and Silby and Ms.
Krumsiek.
     Trustees/Directors of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis.

Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis.

                      Trustee/Directors  Compensation  Table
                                Fiscal  Year  2000
                              (unaudited  numbers)




                  Aggregate           Pension  or             Total Compensation
                  Compensation        Retirement  Benefits    from
                  from Registrant     Accrued as             Registrant and Fund
                  for  Service         part  of                Complex  paid  to
                  as Trustee          of Registrant          Trustee/Directors**
                                            Expenses*


Name  of  Trustee/Directors

Richard L. Baird, Jr.  $3,126                        $0                  $41,350
Frank H. Blatz, Jr.    $0                            $3,126              $48,500
Charles E. Diehl       $3,126                        $0                  $48,500
Douglas E. Feldman     $3,126                        $0                  $37,000
Peter W. Gavian        $3,126                        $0                  $37,000
John G. Guffey, Jr.    $1,533                        $1,533              $58,166
M. Charito Kruvant     $1,152                        $1,728              $44,000
Arthur J. Pugh         $3,126                        $0                  $48,500
D. Wayne Silby         $3,005                        $0                  $65,930



* Certain trustees have chosen to defer their compensation. As of December 31, 2000, total deferred compensation from the Fund complex, including dividends and capital appreciation for the trustees shown was: Blatz, $158,391; Diehl, $783,842; Gavian, $195,502; Guffey, $39,292; Kruvant, $88,057; and Pugh,
$120,337.

**  The Fund Complex had eleven (11) registered investment companies at December
31,  2000.


--------------------------------------------------------------------------------
                               INVESTMENT  ADVISOR
--------------------------------------------------------------------------------

         The  Fund's  Investment  Advisor  is  Calvert Asset Management Company,
Inc.,  4550  Montgomery  Avenue,  Suite  1000N,  Bethesda,  Maryland  20814,  a
subsidiary  of Calvert Group, Ltd., which is a controlled subsidiary of Ameritas
Acacia  Mutual  Holding  Company  of  Lincoln,  Nebraska.
         Under the advisor agreements, the Advisor provides investment advice to the  Fund  and  oversees  its  day-to-day  operations,  subject to direction and control  by  the  Fund's Board of Trustees. For its services, effective with the commencement  of  the Institutional Class the Advisor receives a fee of 0.25% of the  first  $500  million of the average daily net assets of the Fund, 0.225% of the  next  $400  million  of such assets, 0.20% of the next $400 million of such assets,  0.175% of the next $700 million of such assets, and 0.15% on all assets in  excess  of  $2  billion.  Such  fee  is  payable  monthly.
         The Advisor provides the Fund with investment advice and research, pays the salaries and fees of all Trustees and executive officers of the Fund who are employees  of  the  Advisor, or its affiliates and pays certain Fund advertising and  promotional  expenses. The Fund pays all other administrative and operating expenses,  including: custodial fees; shareholder servicing, dividend disbursing and  transfer  agency  fees;  administrative  service  fees;  federal  and state securities  registration  fees;  insurance  premiums;  trade  association  dues;
interest,  taxes  and  other  business fees; legal and audit fees; and brokerage commissions  and  other costs associated with the purchase and sale of portfolio securities.  The  Fund  offers  multiple classes of shares, therefore investment advisory fees are allocated as a Fund level expense based on net assets. For the
Fund's  fiscal  years ended December 31, 1998, 1999, and 2000, the Fund paid the
Advisor  investment  advisory  fees  of  $1,037,947,  $784,621,  and  $827,633 respectively.  The  Advisor  has  agreed  to reimburse the Fund for all expenses
(excluding  brokerage,  taxes,  interest,  distribution  plan  expenses,  and

                                      10

extraordinary items) exceeding, on a pro rata basis, 1% of the Fund's average daily net assets.

                                      11

--------------------------------------------------------------------------------
                                REIMBURSEMENTS
--------------------------------------------------------------------------------

The  Advisor  reimbursed  the  Fund  as  follows:


Class                      1998                  1999                       2000
-----                      ----                  ----                       ----

Class  O                    $0                 $0                         $0
Class B                    $9,526             $12,108                    $13,912
Class C                    $7,401             $13,355                    $10,656
Class  I                    $7,448             $24,131                    $8,876
Class  T                    N/A                $0                         $0


--------------------------------------------------------------------------------
                         ADMINISTRATIVE  SERVICE  AGENT
--------------------------------------------------------------------------------

         Calvert  Administrative  Services Company ("CASC"), an affiliate of the
Advisor has been retained by the Fund to provide certain administrative services necessary to the conduct of the Fund's affairs. Such services include the preparation of corporate and regulatory reports and filings, portfolio accounting, and the daily determination of net investment income and net asset value per share. Effective with the commencement of the Institutional Class
(September 1998), Classes O, B, and C pay an annual rate of 0.25%, while the Institutional Class pays an annual rate of 0.05%, based on average daily net assets. Class T pays an annual rate of 0.25%. During fiscal year 1998, the Fund paid $208,596 in administrative fees.

         Class                 1998             1999             2000
         -----                 ----             ----             ----
         Class  O                $204,370     $594,037           $551,473
         Class  B                $54          $499               $925
         Class  C                $229         $1,221             $1,703
         Class  I                $3,943       $10,580            $6,058
         Class  T                N/A          $135,968           $243,243

         Administrative service fees are allocated as a class-level expense, again based on net assets.


--------------------------------------------------------------------------------
                   TRANSFER  AND  SHAREHOLDER  SERVICING  AGENTS
--------------------------------------------------------------------------------

         National  Financial  Data  Services,  Inc. ("NFDS"), 330 W. 9th Street,
Kansas City, Missouri 64105, a subsidiary of State Street Bank & Trust, has been retained by the Fund to act as transfer agent and dividend disbursing agent.
These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
         Calvert  Shareholder  Services,  Inc. ("CSSI"), 4550 Montgomery Avenue,
Bethesda, Maryland 20814, a subsidiary of Calvert Group, Ltd., has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the NFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.
          For  these  services,  NFDS  and  Calvert  Shareholder  Services, Inc.
receive a fee based on the number of shareholder accounts and shareholder transactions.

--------------------------------------------------------------------------------
                            PORTFOLIO  TRANSACTIONS
--------------------------------------------------------------------------------

         Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and choice of brokers and dealers are made by the Fund's Advisor under the direction and supervision of the Fund's Board of Trustees.
         Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis

                                      12

of  their  professional  capability and the value and quality of their services.
The Advisor reserves the right to place orders for the purchase of sale of portfolio securities with dealers who provide it with statistical, research, or other information and services. Although any statistical, research, or other information and services provided by dealers may be useful to the Advisor, the dollar value of such information is generally indeterminable, and its availability or receipt does not serve to materially reduce the Advisor's normal research activities or expenses. No brokerage commissions have been paid to any broker-dealer that provided the Fund's Advisor with research or other services.
         The Advisor may also execute portfolio transactions with or through broker-dealers who have sold shares of the Fund. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Fund shares sold. The
Advisor may compensate, at its expense, such broker-dealers in consideration of their promotional and administrative services.

--------------------------------------------------------------------------------
                    INDEPENDENT  ACCOUNTANTS  AND  CUSTODIANS
--------------------------------------------------------------------------------

         Arthur Andersen LLP has been selected by the Board of Trustees to serve as independent accountants for fiscal year 2001. State Street Bank & Trust
Company, N.A., 225 Franklin Street, Boston, Massachusetts 02110, currently serves as custodian of the Fund's investments. All First Financial Inc., 25
South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets. Neither custodian has any part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund.

--------------------------------------------------------------------------------
                            METHOD  OF  DISTRIBUTION
--------------------------------------------------------------------------------

         The  Fund has entered into an agreement with Calvert Distributors, Inc.
("CDI"), 4550 Montgomery Avenue, Bethesda, Maryland 20814, whereby CDI, acting as principal underwriter for the Fund, makes a continuous offering of the Fund's securities on a "best efforts" basis. CDI is an affiliate of the Fund's Advisor.
Under the terms of the agreement, CDI is entitled to receive a distribution fee from the Fund paid through the Distribution Plans of Class B, C, and T. Class O and the Institutional Class have no Distribution Plans. For Class B and Class C shares, CDI receives any CDSC paid.
         Pursuant to Rule 12b-1 under the 1940 Act, Class B, C, and T have adopted Distribution Plans (the "Plans") which permit them to pay certain expenses associated with the distribution and servicing of its shares. Such expenses may not exceed, on an annual basis, 1.00% of the average daily net assets of Class B and C, respectively, and 0.25% of Class T.
         The Distribution Plans were approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Trustees who are not interested persons of the Fund is committed to the discretion of such disinterested
Trustees. In establishing the Plans, the Trustees considered various factors including the amount of the distribution expenses. The Trustees determined that there is a reasonable likelihood that the Plans will benefit the affected Class and its shareholders, including economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.
         The Plans may be terminated by vote of a majority of the non-interested
Trustees who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected Class. Any change in the Plans that would materially increase the cost to the affected Class requires approval of the shareholders of that Class; otherwise, the Plans may be amended by the Trustees, including a majority of the non-interested Trustees as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by (i) the vote of a majority of the Trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Trustees.

                                      13

For the fiscal year ended December 31, 2000, the Distribution Plan expenses were spent for the following purposes:





                                       Class B           Class C         Class T
                                       -------           -------         -------

Compensation to broker-dealers          3,700              6,812         243,243
Compensation  to  sales  personnel
Advertising
Printing  and  mailing  of  prospectuses
to  other  than  current  shareholders
Compensation  to  underwriters
Interest,  financial  charges
Other
------------------------------------     -------        -------          -------
Total Paid to CDI                       3,700              6,812         243,243



         Apart from the Plans, the Advisor and CDI, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Fund.
         For the fiscal year ended December 31, 2000, they paid to broker/dealers from their own resources a total of $1,290,091 for distribution expenses for all funds in the Calvert Group.
         Certain broker-dealers, and/or other persons may receive compensation from the investment advisor, underwriter, or their affiliates for the sale and distribution of the securities or for services to the Portfolio. Such compensation may include additional compensation based on assets held through that firm beyond the regularly scheduled rates, and finder's fees payments to firms whose representatives are responsible for soliciting a new account where the accountholder does not choose to purchase through that firm.

--------------------------------------------------------------------------------
              CONTROL  PERSONS  AND  PRINCIPAL  HOLDERS  OF  SECURITIES
--------------------------------------------------------------------------------

         As  of  April 19, 2001, there were no shareholders that owned of record
5%  or  more  of  the  Class  of  Calvert  First  Government  Money Market Fund.

                                      14

--------------------------------------------------------------------------------
                              GENERAL  INFORMATION
--------------------------------------------------------------------------------

The Fund is organized as a Massachusetts business trust, and has one series, the Calvert First Government Money Market Fund. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The shareholders of Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Fund assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.
         The Fund offers five separate classes of shares: Class O, Class B, Class C, offered in one prospectus; the Institutional Class, offered in a separate prospectus, and Class T, also offered by a separate prospectus. Class T is also known as The Advisors Group Reserves Fund. The classes represent interests in the same portfolio of investments but, as further described in the prospectuses, each class may be subject to differing sales charges and expenses, which will result in different dividends and distributions. Upon any liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets available for distribution.
         The Fund will send its shareholders periodic transaction statements and unaudited semi-annual and audited annual financial statements of the Fund's investment securities, assets and liabilities, income and expenses, and changes in net assets.
         The Prospectuses and this Statement of Additional Information do not contain all the information in the Fund's registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.

                                      15


